Exhibit 10.1

Eighth Amendment to Loan and Security Agreement

Borrower:	Local Corporation Krillion, Inc. Screamin Media Group, Inc.

Date:	March 27, 2014

THIS EIGHTH AMENDMENT TO LOAN DOCUMENTS is entered into between SQUARE 1 BANK (“Bank”) and the borrower named above (“Borrower”).

The Parties agree to amend the Loan and Security Agreement between them, dated August 3, 2011 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1. Payment of Non-Formula Revolving Line Obligations. On the effective date of the Eighth Amendment, Borrower shall request a Formula Line Advance. The proceeds of such Formula Line Advance shall be used to pay in full, on the effective date of the Eighth Amendment, all outstanding Obligations with respect to the Non-Formula Revolving Line (the “Non-Formula Payment”), including, without limitation, all Non-Formula Advances.

2. Modified Advances Under Non-Formula Revolving Line. Upon Bank’s receipt of the Non-Formula Payment, Section 2.1(c) of the Loan Agreement is amended to read as follows:

(c) Advances Under Non-Formula Revolving Line. [Omitted].

3. Modified Overadvances. Upon Bank’s receipt of the Non-Formula Payment, the sentence in Section 2.2 of the Loan Agreement that currently reads as follows:

If the aggregate amount of the outstanding Non-Formula Advances exceeds the Non-Formula Revolving Line at any time, Borrower shall immediately pay to Bank, in Cash, the amount of such excess.

is deleted.

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4. Addition of Weekly Contra Reporting. The following language is hereby added as Section 6.2(e) of the Loan Agreement and shall read as follows:

(e) Weekly, within 3 days after the end of each week, Borrower shall deliver to Bank a report, in form satisfactory to Bank, listing Borrower’s Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower and the amount owing to the account debtor.

5. Modified Financial Covenants. Section 6.7 of the Loan Agreement is amended to read as follows:

6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a) EBITDA. For the corresponding months set forth in the table immediately below, calculated on a cumulative year-to-date basis, an Adjusted EBITDA of not less than the amounts shown.

Applicable Month Ending	Minimum Adjusted EBITDA
January 31, 2014	($315,000)
February 28, 2014	($625,000)
March 31, 2014	($725,000)
April 30, 2014	($975,000)
May 31, 2014	($950,000)
June 30, 2014	($950,000)
July 31, 2014	($950,000)
August 31, 2014	($950,000)
September 30, 2014	($850,000)
October 31, 2014	($450,000)
November 30, 2014	$100,000
December 31, 2014	$750,000

(b) Maximum Annual CAPEX. Borrower’s Capital Expenditures shall not exceed $3,500,000 for the fiscal year ending December 31, 2014.

Financial Covenants for 2015 shall be set (or reset as appropriate) by Bank in an amendment of this Agreement, which Borrower hereby agrees to

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execute, following Bank’s receipt from Borrower of Borrower’s 2015 financial and operating plan, which shall be approved by Borrower’s board of directors and delivered to Bank no later than January 15, 2015.

6. Modified Definition of Adjusted EBITDA. The definition of “Adjusted EBITDA” set forth in Exhibit A to the Loan Agreement is amended to read as follows:

“Adjusted EBITDA” means with respect to any fiscal period an amount equal to earnings before the sum of (a) tax, plus (b) depreciation and amortization, plus (c) interest, non-Cash expenses and non-Cash warrant revaluation, plus (d) any increase (or minus any decrease) in deferred revenue, plus (e) any non-Cash stock compensation expenses plus (f) any other non-Cash expenses and excluding (g) the one-time January 2014 severance expense (not to exceed $1,200,000).

7. Modified Definition of Formula Revolving Maturity Date. Upon Bank’s receipt of the Non-Formula Payment, the definition of “Formula Revolving Maturity Date” set forth in Exhibit A to the Loan Agreement is amended to read as follows:

“Formula Revolving Maturity Date” means April 2, 2015.

8. Deleted Definitions Regarding Non-Formula Revolving Line. Upon Bank’s receipt of the Non-Formula Payment, the following definitions set forth in Exhibit A to the Loan Agreement are deleted: “Non-Formula Advance,” “Non-Formula Revolving Line,” and “Non-Formula Revolving Maturity Date.”

9. Fee. In consideration for Bank entering into this Amendment, Borrower shall concurrently pay Bank a fee in the amount of $5,000, which fee is fully earned as of the date hereof, shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fee to Borrower’s loan account or any of Borrower’s deposit accounts with Bank.

10. Representations True. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

11. General Release. In consideration for Bank entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Bank, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release and, without limiting the foregoing, and without limiting the

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stipulation to governing law in Section 6, Borrower irrevocably waives any benefits it may have under California Civil Code Section 1542 which provides: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Bank against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Bank’s choice and costs, which Bank may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.

12. No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Bank, except as set forth in Section 1 above.

13. Governing Law; Jurisdiction; Venue. All of the provisions of Section 11 of the Loan Agreement shall apply to this Amendment, and the same are incorporated herein by this reference.

14. General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other written documents and agreements between Bank and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment may be executed in multiple counterparts, by different parties signing separate counterparts, and all of the same taken together shall constitute one and the same agreement.

15. Mutual Waiver of Jury Trial. BANK AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER

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TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

[Signatures on Next Page]

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Borrower: LOCAL CORPORATION		Bank: SQUARE 1 BANK

By Title	/s/ Kenneth S. Cragun Chief Financial Officer	By Title	/s/ Peter Moon Account Executive

Borrower: KRILLION, INC.		Borrower: SCREAMIN MEDIA GROUP, INC.

By Title	/s/ Kenneth S. Cragun Chief Financial Officer	By Title	/s/ Kenneth S. Cragun Chief Financial Officer

[Signature Page—Eighth Amendment to Loan Agreement]